VECTRUS INVESTOR PRESENTATION SEPTEMBER 19, 2014

SAFE HARBOR STATEMENT

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE “ACT”): CERTAIN MATERIAL PRESENTED
HEREIN INCLUDES FORWARD-LOOKING STATEMENTS INTENDED TO QUALIFY FOR THE SAFE HARBOR FROM LIABILITY ESTABLISHED BY THE ACT.
THESE FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS ABOUT THE SEPARATION OF VECTRUS, INC. (THE
“COMPANY”) FROM EXELIS INC., THE TERMS AND THE EFFECT OF THE SEPARATION, THE NATURE AND IMPACT OF SUCH A SEPARATION,
CAPITALIZATION OF THE COMPANY, FUTURE STRATEGIC PLANS AND OTHER STATEMENTS THAT DESCRIBE THE COMPANY'S BUSINESS
STRATEGY, OUTLOOK, OBJECTIVES, PLANS, INTENTIONS OR GOALS, AND ANY DISCUSSION OF FUTURE OPERATING OR FINANCIAL
PERFORMANCE. WHENEVER USED, WORDS SUCH AS “MAY”, “WILL”, “LIKELY”, "ANTICIPATE," "ESTIMATE," "EXPECT," "PROJECT," "INTEND," "PLAN,"
"BELIEVE," "TARGET" AND OTHER TERMS OF SIMILAR MEANING ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. FORWARD-
LOOKING STATEMENTS ARE UNCERTAIN AND TO SOME EXTENT UNPREDICTABLE, AND INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES
AND OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED IN, OR
REASONABLY INFERRED FROM, SUCH FORWARD-LOOKING STATEMENTS.
SUCH FORWARD-LOOKING STATEMENTS INCLUDE FACTORS THAT COULD CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED
INCLUDE, BUT ARE NOT LIMITED TO: ECONOMIC, POLITICAL AND SOCIAL CONDITIONS IN THE COUNTRIES IN WHICH WE CONDUCT OUR
BUSINESSES; CHANGES IN U.S. OR INTERNATIONAL GOVERNMENT DEFENSE BUDGETS; GOVERNMENT REGULATIONS AND COMPLIANCE
THEREWITH, INCLUDING CHANGES TO THE DEPARTMENT OF DEFENSE PROCUREMENT PROCESS; CHANGES IN TECHNOLOGY; INTELLECTUAL
PROPERTY MATTERS; GOVERNMENTAL INVESTIGATIONS, REVIEWS, AUDITS AND COST ADJUSTMENTS; DELAYS IN COMPLETION OF THE U.S.
GOVERNMENT’S BUDGET; OUR SUCCESS IN EXPANDING OUR GEOGRAPHIC FOOTPRINT OR BROADENING OUR CUSTOMER BASE; OUR ABILITY
TO REALIZE THE FULL AMOUNTS REFLECTED IN OUR BACKLOG; IMPAIRMENT OF GOODWILL; MISCONDUCT OF OUR EMPLOYEES,
SUBCONTRACTORS, AGENTS AND BUSINESS PARTNERS; OUR ABILITY TO CONTROL COSTS; OUR LEVEL OF INDEBTEDNESS; SUBCONTRACTOR
PERFORMANCE; ECONOMIC AND CAPITAL MARKETS CONDITIONS; ABILITY TO RETAIN AND RECRUIT QUALIFIED PERSONNEL; SECURITY
BREACHES AND OTHER DISRUPTIONS TO OUR INFORMATION TECHNOLOGY AND OPERATIONS; CHANGES IN OUR TAX PROVISIONS OR
EXPOSURE TO ADDITIONAL INCOME TAX LIABILITIES; CHANGES IN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; AND OTHER FACTORS SET
FORTH IN OUR REGISTRATION STATEMENT ON FORM 10 AND OUR OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. IN
ADDITION, THERE ARE RISKS AND UNCERTAINTIES RELATING TO THE SEPARATION, INCLUDING WHETHER THOSE TRANSACTIONS WILL RESULT
IN ANY TAX LIABILITY, THE OPERATIONAL AND FINANCIAL PROFILE OF THE COMPANY OR ANY OF ITS BUSINESSES AFTER GIVING EFFECT TO THE
SEPARATION, AND THE ABILITY OF THE COMPANY TO OPERATE AS AN INDEPENDENT ENTITY.
THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW
INFORMATION, FUTURE EVENTS OR OTHERWISE.

TRANSACTION OVERVIEW

DISTRIBUTING COMPANY Exelis Inc. (NYSE:XLS)
DISTRIBUTED COMPANY Vectrus, Inc.
TICKER VEC
EXCHANGE NYSE
DISTRIBUTION RATIO 18 shares of Exelis : 1 share of Vectrus
EXPECTED VEC SHARES O/S 10.46M
CAPITAL STRUCTURE $140M Term Loan A with a
$75M Revolving Credit facility
KEY DATES
• When-Issued Trading September 16, 2014
• Record Date September 18, 2014
• Distribution Date September 27, 2014
• Regular-Way Trading Begins September 29, 2014
Presentation may be found at http://www.exelisinc.com/transformation

AGENDA

Opening Remarks – Cindy Frothingham, Vectrus Director of Investor Relations
Introduction – Dave Melcher, Exelis CEO and President
Corporate Overview – Ken Hunzeker, Vectrus CEO
Business Strategy – Ted Wright, Vectrus COO
Customers and Programs – Chuck Anderson, Vectrus SVP of Programs
Business Development – Janet Oliver, Vectrus SVP of Business Development
Financial Overview – Matt Klein, Vectrus CFO
Summary – Ken Hunzeker, Vectrus CEO
Q&A

INTRODUCTION DAVE MELCHER – EXELIS CHIEF EXECUTIVE OFFICER AND PRESIDENT

CORPORATE OVERVIEW KEN HUNZEKER – VECTRUS CHIEF EXECUTIVE OFFICER

The Vectrus name signals that we know the direction in which we are headed — and we know what is ultimately most important to our valued customers. Precision.

VECTRUS

TRUE TO YOUR MISSION

Our tagline, True to Your Mission, is a shortened, customer-focused version of our brand promise, articulating what our customers can expect from us: partnership and expertise they can trust to fulfill their most challenging missions.

Our name Vectrus combines the words:

VECTOR + TRUST

Like a VECTOR, our company is a force with magnitude and direction — characterized by consistent operational excellence, exceptional performance, and forward movement.

TRUST is the essence of who we are, and a hallmark of what we deliver to our customers. The trust we earn is evidenced in our long-term customer relationships and our deep understanding of their needs and missions.

VECTRUS
TRUE TO YOUR MISSION

VECTRUS: TRUE TO YOUR MISSION

Our Mission
We deliver large-scale IT, logistics, and
Our Vision
Be the customer’s first choice and most
trusted partner.
infrastructure services to enable customer
success.

EXPERIENCED LEADERSHIP TEAM

Ken Hunzeker
Chief Executive
Officer
• Joined company in 2010
• President, Mission Systems
• Vice President for Government Relations,
ITT Defense and Information Solutions
• Lieutenant General (Ret.), U.S. Army
• Deputy Commander, United States
Forces — Iraq
Ted Wright
Chief Operating Officer
• Joined company in 1995 (9 years);
rejoined in 2013
• President and CEO, Academi
• President, KBR North American
Government and Defense
• President of Technology Solutions and
Services Division, BAE Systems
Matt Klein
Chief Financial Officer
• Joined company in 1996
• Chief Financial Officer, Mission Systems
• Assistant Controller, ITT Electronic
Systems, Communications Systems
• Assistant Controller, ITT Electronic
Systems, Radar, Reconnaissance and
Acoustic Systems
• CPA
Chuck Anderson
SVP, Programs
• Joined company in 2011
• Vice President & General Manager, Base
Operations & Logistics Programs
• Major General (Ret.), U.S. Army
• Commanding General of Training
Division West at Fort Hood, TX
Janet Oliver
SVP, Business Dev.
• Joined company in 2009
• Vice President & Director, U.S. & Europe
Programs
• Vice President, Mission Support
Services, Shaw Group
• Executive VP, Marketing & Business
Development, Fluor Government Group
subsidiary

ITT
ITT Federal Electric Corporation (FEC), Inc.
ITT Industries
VECTRUS
TRUE TO YOUR MISSION
ITT
EXELIS

VECTRUS
TRUE TO YOUR MISSION

VECTRUS OVERVIEW

Vectrus Today
(1)  As of June 30, 2014. Total backlog represents firm orders and potential options on multi-year contracts, excluding potential orders under indefinite delivery / indefinite quantity
(IDIQ) contracts.
Our Legacy
2014 1945
Founded as ITT
Federal
Electric, Inc.
Vectrus Spins
Out of Exelis
Proven 50+ year history of deploying resources
rapidly and with precision to support the mission
success of our customers
1990
Moved to Colorado
Springs; Renamed ITT
Federal Services Corp.
Renamed ITT
Corp., Systems
Division
2011 1997
Renamed Exelis
Systems
Corporation
• Leading provider of:
– Infrastructure asset management
– Information technology and network
communication services
– Logistics and supply chain management
services
• Revenue $1.1B - $1.2B 2014E
• Deep, long-term customer relationships
• Robust backlog of $2.4B
(1)
and healthy new
business pipeline
• Global service solutions in 18 countries, with
approximately 5,600 current global employees
• Headquartered in Colorado Springs, CO

INVESTMENT HIGHLIGHTS
• > $1B business supporting customers’ mission
• Long-term foundational contracts with $2.4B in backlog
(1)
• Accomplished management team

Strong Core Business
Enduring Customer
Relationships
Significant Market
Opportunity
Large Pipeline and Proven
Growth Strategy
Solid Financial Position
• More than 50-year legacy supporting customers’ key missions
• Recent expansion into new customers
• Proven ability to win and execute large-scale, mission critical global programs involving complex logistics and supply chains
• Opportunity to capture larger share of a ~$111B fragmented market
• ~$10B 3-year pipeline of qualified contract opportunities
• Won over $2B of new awards and seven new IDIQ contracts
in past 18 months
• Free cash flow conversion
(2)
~100% of net income
• Scalable cost structure
(1) As of June 30, 2014. Total backlog represents firm orders and potential options on multi-year contracts, excluding potential orders under indefinite delivery / indefinite quantity (IDIQ) contracts.
(2) Free Cash Flow Conversion is calculated by taking GAAP net cash from operating activities, less capital expenditures divided by net income

• Relentless focus on controlling indirect costs
• Deep customer and mission knowledge critical to delivering mission success at competitive cost
Grow the top line
• Successful program execution
• Enables client mission success
True to customers’
missions
• Integrity, respect, responsibility
• Strong governance and compliance
Values and reputation
enable success
• All business systems approved by the Government
• Business disciplines, e.g. ISO, CMMI, Lean Six Sigma
Consistent delivery of
services
VECTRUS VALUE PROPOSITION
• Historically have received high award fees
• Current excellent assessment of performance by customers
Customer satisfaction

Customer Focus – Deep understanding of customer needs
Performance Excellence – Vectrus performs on contracts
Operational Excellence – Culture of continuous improvement
Honorable Values – Vectrus lives its values
Cost Leadership – Know how to win in a competitive environment

MARKET DYNAMICS

• Vectrus-provided services remain critical to government outsourcing efforts
• Balance between performance, cost and schedule remains a priority for the customer
• U.S. global reach requires extensive international experience
• Expeditionary capability remains critical to support U.S. efforts around the world
• DoD base O&M budget projected to increase

$350
$300
$250
$200
$150
$100
$50
$0
$293 $304 $284 $268 $263 $241 $254 $243 $246 $249
$109 $110 $87 $69 $70 $42 $41 $25 $25 $25
$184 $194 $197 $199 $193 $199 $213 $218 $222 $225
2010 2011 2012 2013 2014 2015 2016P 2017P 2018P 2019P
Base
OCO

$700
$600
$500
$400
$300
$200
$100
$0
2010 2011 2012 2013 2014E

VECTRUS
TRUE TO YOUR MISSION

AFGHANISTAN
• Agility and positioning enabled Vectrus to
win significant amount of work related to
OCO funding in Afghanistan
• Base business aligns with government
spending priorities
• Revenue from existing Afghanistan
programs projected to decline with U.S.
combat troop levels
• Cost, capital, management structure,
strategy and business development
aligned with post-Afghanistan
(1) Source: OMB March 2014; President’s Budget FY15; OCO forecast represents Vectrus’ estimates based on CBO Sequestration allocation methodology, with Vectrus’ estimates for OCO O&M allocation
(2) Afghanistan revenue projection for full year 2014.
DoD Base O&M Budget
(1)
($B)
Vectrus’ Afghanistan Revenue
Adapting to the realities of a post-Afghanistan environment
($M)

(2)

EMPLOYEES

• Approximately 5,600 current global employees
• 110 locations in 18 countries with over 75% of employees stationed abroad
• Over 60% of program managers and 30% of employees reporting a military background
Denotes Vectrus employee locations supporting customer requirements

BUSINESS STRATEGY TED WRIGHT – VECTRUS CHIEF OPERATING OFFICER

CORE CAPABILITIES

Infrastructure
Asset
Management
Logistics &
Supply Chain
Management
Services
Information
Technology &
Network
Communication
Services
Services Key Contracts
Three Service Lines * Large Contracts * Challenging Environments
• Infrastructure sustainment
services including base
maintenance, public works, civil
engineering and minor
construction/renovations
• Base support including
transportation, emergency
services and life support services
• Lifecycle management of IT
systems & components
• Network systems management,
network defense, information
assurance
• Military communications
operations & maintenance
• Equipment maintenance and
repair
• Warehouse management and
distribution
• Ammunition and fuel – issue,
maintenance and storage
• Kuwait Base Operations and
Security Support Services
• Maxwell Air Force Base
Operations Support
• Kaiserslautern Facilities
Engineering
• Army Communications in Southwest
Asia and Central Asia
• Navy Fleet Systems Engineering
Team
• U.S. Army Corps of Engineers IT
Support Services
• Army Pre-Positioned Stocks
Kuwait and Qatar
• Fort Rucker Logistics Support
Services
• Marine Corps Logistics Support
Services

GLOBAL ADDRESSABLE MARKETS
• Large fragmented market both
domestically and overseas
• Significant opportunity to grow
and expand to new DoD
customers and new geographies

Infrastructure
Asset
Management
Logistics &
Supply Chain
Management
Services
Information
Technology &
Network
Communication
Services
FY14 Estimated Markets Comments
$48B
$45B
$18B
• Growing, attractive market as
U.S. continues to leverage
technological advantages
• Recent major wins (two re-
competes, two new) set the stage
to address multiple customers
• Current work primarily with Army
• Opportunities with Marine Corps
and allied international
governments
Sources: Federal Procurement Data System (FPDS), TechAmerica
Army
Air Force
Navy
Other DoD
DOE
Other Civil U.S.G.
International
Army
Navy
Other DoD
Other Civil U.S.G.
International
Army
Air Force
Navy
Other DoD
DOS
Other Civil U.S.G.
International

LONG-TERM STRATEGY
Balance the Portfolio
Expand the Diversity of
Revenue Streams in Core
Offerings through New
Customers and Geographies
Enhance Solid Foundation
Continued Focus on the
Competitiveness of our
Core Business
Provide More Value
Enhance and Extend
Offerings to Increase
Value

Strengthen Base Grow Top Line Expand Margins
• Add capabilities that allow
us to deliver higher value-
added and differentiated
service solutions
• Evaluate and pursue
acquisitions on a strategic
basis
• Continue to manage
internal costs
• Broaden customer base
• Expand geographic
footprint
• Enterprise-wide focus on
Business Development
• Continued excellent
performance on existing
contracts
• Manage costs
• Balance between
performance and cost
• Enterprise-wide focus on re-
competes

CUSTOMERS AND PROGRAMS CHUCK ANDERSON – VECTRUS SENIOR VICE PRESIDENT OF PROGRAMS

ARMY

AIR FORCE

OTHER

VECTRUS
TRUE TO YOUR MISSION

CUSTOMER RELATIONSHIPS

Customer
Relationship
Length
(Years) Customer
Relationship
Length
(Years)
U.S. Army Network
Enterprise Technology
Command
38+
U.S. Air Force
Combat Command
32+
U.S. Army Materiel
Command
12+
U.S. Air Force –
Europe
32+
U.S. Army Europe 12+
U.S. Air Force Air
Education & Training
Command
12+
U.S. Army Central
Command
12+
U.S. Navy Space and
Naval Warfare
Systems Command
15+
U.S. Army Installation
Management Command
4+
Missile Defense
Agency
2+
U.S. Army Corps of
Engineers
4+
U.S. Marine Corps
Logistics Command
1+
Strong relationships with agencies critical to our Nation’s security
Denotes different funding source within U.S. Army

Locations
Camps Arifjan, Virginia,
and Buehring; Ali Al
Salem; Camp Patriot;
Airport and Seaport
Customer
Operational: Area
Support Group - Kuwait
Contract Type
Cost Plus Award Fee
and Award Term
Contract Award /
Length
February 2011 /
5 years

KUWAIT BASE OPERATIONS
AND SECURITY SUPPORT SERVICES
DESCRIPTION
• K-BOSSS provides full-spectrum life support and
base operations services including transportation,
logistics, public works, information management,
medical support services, range operations, and
security, fire, and emergency services for all U.S.
Army facilities in the Kuwait Area of Responsibility
• Awarded contract value: $1.3B
PROGRAM HIGHLIGHTS AND
SUCCESSES
• All “Exceptional” government ratings
• 97% and 98% Award Fee scores for most recent
2-year period
• Growth in contract value from an initial $1.3B to
$2.3B today (increased scope due to retrograde
from Iraq)

Locations
Afghanistan,
Bahrain, Kuwait and
Qatar
Customer
U.S. Army NETCOM
and 160   Signal
Brigade
Contract Type
Cost Plus Fixed Fee
w/Award Term
Contract Award /
Length
July 2013 / 5 years
OPERATIONS, MAINTENANCE, AND DEFENSE OF
ARMY COMMUNICATIONS
DESCRIPTION
• OMDAC-SWACA provides network & systems
management, communications O&M, network
defense and information assurance services to
support U.S. Army,  USARCENT, and USCENTCOM
requirements
• Total contract value: $788M
PROGRAM HIGHLIGHTS AND
SUCCESSES
• All “Exceptional” government ratings
• Operate the largest overseas Army Cyber Center
(Kuwait)
• Successfully executed network transition optimization
plan in sync with military mission realignments
• Earned first award term period in August 2014
• Successor contract

th

Locations
Arifjan, Kuwait and
Camp As Sayliyah,
Qatar
Customer
Operational:
Army Field Support
Battalions –
Kuwait/Qatar
Contract Type
Cost Plus Award Fee
and Fixed Price
Contract Award /
Length
Kuwait & Qatar 2010 /
5 years
ARMY PREPOSITIONED STOCKS –
KUWAIT AND QATAR

DESCRIPTION
• APS5 KU and APS5 QT provides multifunctional
logistics - sustainment level maintenance, retail and
wholesale supply, and multimodal transportation - in
support of Army units, theater retrograde operations,
and direct theater support to units operating in the
Middle East
• Configure and prepare for issue to military units
equipment sets and supplies
• Awarded contract value: $545M
PROGRAM HIGHLIGHTS AND
SUCCESSES
• Key hubs for retrograde
• Transferred equipment sets from outdoor locations to
inside climate-controlled buildings
• Successfully executed numerous equipment draws
• Facilitated worldwide equipment distribution

Location
Maxwell Air Force
Base Montgomery,
AL
Customer
Air Education and
Training Command
Contract Type
Fixed Price, Firm
Target, Incentive
Contract Award
May 2009 / 5.5 years
(Base Period +
5 Option Years)
MAXWELL AIR FORCE BASE OPERATIONS
SUPPORT SERVICES
• Services include facilities, communications and
information technology, custodial services,
emergency management, energy management,
engineering services, environmental, site
maintenance, survival equipment services, human
resources, community services, transportation,
supply, fuel services, airfield management, weather
• Total contract value: $359M

PROGRAM HIGHLIGHTS AND
SUCCESSES
DESCRIPTION
• Earned 99% possible performance profit
• Customer feedback: “Best base operations support
contract in Air Force Education and Training
Command”
• The only contractor in the U.S. Air Force to achieve
a grade of “Outstanding” on the Logistics
Compliance Assessment Program
• All “Exceptional” government ratings

FLEET SYSTEMS ENGINEERING TEAM

Locations
Worldwide Support with
Major Presence in
Japan, Bahrain, Italy,
Maryland, Virginia,
California, Florida,
Washington, Hawaii
Customer
SPAWAR Fleet
Readiness Division
Contract Type
Cost Plus Fixed Fee
w/Award Term
Contract Award /
Length
November 2013 /
5 years
DESCRIPTION
• FSET provides ashore and afloat fleet systems
engineers in support of Navy networks and Complex
Command, Control, Communications, Computer,
Intelligence, Surveillance and Reconnaissance
(C4ISR) Systems Worldwide
• Awarded contract value:  $122M
PROGRAM HIGHLIGHTS AND
SUCCESSES
• Onboard all large deck / command ships and their
associated carrier strike groups
• Perform critical communications functions from 11
shore locations covering seven time zones
• All “Exceptional” government ratings for 15
consecutive years

PERFORMANCE
•
“Senior leadership does not view Exelis as
simply a contractor, rather a mission partner
willing to do what it takes to get the mission
done.”
•
“The contractor continually provides
exceptional quality and customer service in all
logistical areas.”
•
“Extremely responsive to unexpected
missions and short notice requirements-all
requirements executed with 100%
accountability.”
•
“This Team makes my job look easy.  They
are flexible, reliable, and knowledgeable.”
•
“Proficiently maintains cost and actively seeks
to contain cost without diminishing contract
performance.”
•
“Their open and honest communications
coupled with their top-down driven culture of
cooperation and “Can-Do” attitude help
ensure mission success every day.”

Exceptional         Very Good            Satisfactory              Marginal         Unsatisfactory
Government Documented Comments
Performance drives base business
Government Ratings
(1)
93% Exceptional
or Very Good
(1) Top seven programs from base business (excluding Afghanistan), encompassing 88%
of revenue
81%
12%

BUSINESS DEVELOPMENT JANET OLIVER – VECTRUS SENIOR VICE PRESIDENT OF BUSINESS DEVELOPMENT

VECTRUS BUSINESS DEVELOPMENT

• Centralized Business Development organization creates efficiency, consistency and alignment with strategic plan
• Regional offices positioned to remain close to target customers and support centralized strategy
• $8.8B in contract wins in the last 5 years
• Healthy pipeline to build future business

LARGE OPPORTUNITY FOR GROWTH

APPROX. $25B 3-YEAR NEW BUSINESS
IDENTIFIED PIPELINE
$1.5B currently under evaluation + 7 IDIQ
• Approx. $25B 3-year new
business identified pipeline
– $10B qualified
– $1.5B currently under
evaluation (expect to award
in the next 6-12 months)
– IDIQ prime contracts carry
no value in pipeline
– 11% of bid value related to
recompetes
• Nearly half of opportunities
>$100M in value
• Domestic and overseas
opportunities split evenly
• 40% of bids outside DoD
Identified
Submitted
Qualified
Capture

IT &
Network
Comm.
Infrastructure
Asset Mgmt.
Logistics
and Equip.
IT &
Network
Comm.
Infra
structure
Asset
Mgmt.
Logistics and
Equip.
Army
Air Force
Allied Gov'ts
Navy
Army
Air Force
Navy
Other
AFG
Middle
East
Europe
U.S.
Europe
and Pacific
Middle
East
U.S.

VECTRUS
TRUE TO YOUR MISSION

PORTFOLIO TRANSFORMATION Page 30 2014E Revenue Mix Future Revenue Mix Balance Service Lines Strategic Intent Diversify Client Base Balance Geographies

AECOM URS
DynCorp International
FLUOR
G4S
PAE

CSC
GENERAL DYNAMICS
HARRIS
LOCKHEED MARTIN
NORTHROP GRUMMAN
SAIC

AECOM URS
DynCorp International
GENERAL DYNAMICS
L3

VECTRUS
TRUE TO YOUR MISSION

MAJOR COMPETITORS Page 31 IT and Network Communication Infrastructure Asset Management Logistics and Supply Chain Management

RECENT CONTRACT WINS

Date
Awarded Customer Program
Period of
Performance
Value of
Award
September
2014
(1)
U.S. Air
Forces
Europe
Turkey/Spain Base Maintenance
Contract
7 years $458M
August
2014
(2)
U.S. Army
Corps of
Engineers
U.S. Army Corps of Engineers
Enterprise Information
Management/Information
Technology
5 years $517M
June 2014
U.S. Air
Forces
Europe
Kaiserslautern Military
Community Family Housing
Maintenance Services
June 2014 –
September
2019
$32M
September
2013
U.S. Navy,
Space and
Naval
Warfare
Systems
Command
Fleet Systems Engineering Team
Support Services for SPAWAR
FRD Fleet Support
September
2013 –
September
2018
$122M
May 2013
U.S. Army,
Network
Command
Operations Maintenance and
Defense of Army
Communications Southwest Asia
and Central Asia
May 2013 –
January 2018
$788M
June 2012
U.S. Army
Installation
Management
Command
Total Maintenance Contract
Kaiserslautern Military
Community Germany
June 2012 –
September
2020
$393M
(1) The Turkey/Spain Base Maintenance contract was awarded on September 17, 2014. Until the protest period ends, this contract award is subject to the ordinary protest procedures and stay of performance under the Competition in Contracting Act.
(2) This contract was awarded on August 15, 2014. The incumbent contractor filed a protest with the GAO on September 2, 2014. Under the Competition in Contracting Act, the protest operated to stay the transition of the contract pending the results of the protest. Generally, a GAO decision on a protest is due within 100 days of the protest’s submission.

FINANCIAL OVERVIEW MATT KLEIN – VECTRUS CHIEF FINANCIAL OFFICER

FINANCIAL OVERVIEW

•
> $1B business supporting customers’ mission critical programs
•
Substantial pipeline of new business opportunities aligned with strategy
•
Backlog of $2.4B provides significant revenue visibility
(1)
•
Highly scalable and controllable cost structure
•
Strong cash flow generation for incremental growth
•
Capital allocation that provides strong return for our shareholders
(1)  As of June 30, 2014. Total backlog represents firm orders and potential options on multi-year contracts, excluding potential orders under indefinite delivery /
indefinite quantity (IDIQ) contracts

($M)
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
$1,052
$1,098
$1,774
$1,791
$1,475
$598
2009
2010
2011
2012
2013
2014 YTD
Base Business
Afghanistan

($M)
$140
$120
$100
$80
$60
$40
$20
$0
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
$60
$29
$83
$106
$129
$32
5.7%
2.6%
4.7%
5.9%
8.7%
5.4%
2009
2010
2011
2012
2013
2014 YTD

VECTRUS
TRUE TO YOUR MISSION

FINANCIAL PERFORMANCE
Revenue
•
Historical revenues include Middle East and
Afghanistan contract wins
•
Key strategy to broaden customer base and
geographic footprint
•
Revenue $1.1B - $1.2B 2014E
Income
•
Strong operating margin in 2012-2013 due to
operational efficiencies on fixed price
programs
•
Demand for expeditionary services drives
historical income
•
Margins expected to normalize in the 4% - 5%
range
Adjusted Revenue
(1)
Adjusted Operating Income and Margin
(1)

(1) Excludes Tethered Aerostat  Radar System (TARS) historical revenue and cost and the impact of separation costs to become a stand-alone public company.  See Appendix for reconciliation.
(2) For six months ended June 30, 2014; extrapolation is not indicative of full year forecast.
(2)
(2)

$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$3.4
$3.0
$0.4
$2.9
$2.2
$0.6
$2.4
$1.9
$0.5
2012
2013
June 2014
Funded backlog
Unfunded backlog

VECTRUS
TRUE TO YOUR MISSION

BACKLOG DRIVES PREDICTABILITY (1)
•
Funded backlog four to six months in advance of work
•
2013 Book-to-Bill
(2)
= 1.2; 2014 YTD June = 0.8
•
Funded backlog excludes K-BOSSS funding of $445M received in Q3 2014
•
Backlog excludes ACE-IT
(3)
& Turkey/Spain contract wins of $975M in Q3 2014

($B)
(1) Total backlog represents firm orders and potential options on multi-year contracts, excluding potential orders under indefinite delivery / indefinite quantity (IDIQ) contracts.
(2) Book-to-Bill is the amount of funded orders divided by revenue for the reporting period.
(3) This contract was awarded on August 15, 2014. The incumbent contractor filed a protest with the GAO on September 2, 2014. Under the Competition in Contracting Act, the
protest operated to stay the transition of the contract pending the results of the protest. Generally, a GAO decision on a protest is due within 100 days of the protest’s submission.

ORGANIZATIONAL COST TRENDS (1)

•
Leveraging technology to
centralize data centers
•
Centralizing transaction
services to HQ
•
Implementing lean,
repeatable solutions
•
Stand-alone costs tracking
at or below historical
allocations
Local G&A
Down 10%
Stand-Alone Costs
Down
Balancing Costs with Operational Excellence
Middle East Office
Consolidation
(1) Reductions based on a comparison of actual 2013 expenses to anticipated 2014 expenses.
Centralized
Data Centers
•
Direct costs flex with
program & competitive
requirements
•
Low fixed costs to run
operations
•
Low CapEx
•
Future solutions focused on
government service
requirements only lowering
future costs
Scalable Cost Structure
Cost Trends

CAPITAL STRUCTURE AND CASH FLOW

Capital Summary Cash Flow Commentary
•
Predictable cash flows
•
Low receivables and inventory risk
•
Continued focus on working capital
•
Minimal capital expenditures
•
Free cash flow conversion
(1)
~ 100%
of net income
•
Credit Facility
$140M 5-year Term Loan A
$75M revolving line of credit
•
Assumed $25M for letters of credit under
a $35M sublimit
•
Remaining amounts (estimated at $50M)
available for other business requirements
•
Balanced liquidity position
(1) Free Cash Flow Conversion is calculated by taking GAAP net cash from operating activities, less capital expenditures divided by Net Income

SUMMARY KEN HUNZEKER – VECTRUS CHIEF EXECUTIVE OFFICER

Q&A

APPENDIX

RECONCILIATION OF NON-GAAP MEASURES
42
The primary financial performance measures Vectrus uses to manage its business and monitor results of operations are revenue trends and operating income trends. In addition, we consider adjusted revenue and adjusted operating income to be useful to management and investors in valuating our operating performance for the periods presented, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. Adjusted revenue and adjusted operating income, however, is not a measure of financial performance under generally accepted accounting principles in the United States of America (GAAP) and should not be considered a substitute for revenue, operating income, income from continuing operations, or net cash from operating activities as determined in accordance with GAAP. A reconciliation of adjusted revenue and adjusted operating income from net income is provided below.
“Adjusted revenue” is defined as revenue adjusted to exclude the TARS program revenue which will be retained by Exelis.
“Adjusted operating income” is defined as net income, adjusted to exclude income taxes TARS operating income and items that include, but are not limited to, significant charges or credits that impact current results, but are not related to our ongoing operations, unusual and infrequent non-
operating items and non-operating tax settlements or adjustments. A reconciliation of adjusted revenue and adjusted operating income is provided below.
Adjusted Revenue (Non-GAAP Measure) 2009 2010 2011 2012 2013 YTD 2014
Revenue $1,078 $1,132 $1,806 $1,828 $1,512 $617
TARS revenue (26)            (34)            (32)            (37)            (37)            (19)
Adjusted revenue $1,052 $1,098 $1,774 $1,791 $1,475 $598
Adjusted Operating Income (Non-GAAP Measure) 2009 2010 2011 2012 2013 YTD 2014
Net income $39 $22 $54 $75 $84 $17
Income taxes 23             13             33             35             47             10
Operating  income $62 $35 $87 $110 $131 $27
TARS operating income (pretax) (2)              (6)              (4)              (4)              (3)              (1)
Separation costs ?¹? (pretax)
-                -                -                -                1                6
Adjusted operating income $60 $29 $83 $106 $129 $32
(1)  Costs incurred to become a stand-alone public company
(2)  For six months ended June 30, 2014
(2)
(2)
(1)

ACE-IT
Army Corps of Engineers Enterprise Information
Management / Information Technology
AFB Air Force Base
ANSF (N&S)
Afghan National Security Forces (ANSF) Operations
and Maintenance
APS5 KU Army Prepositioned Stocks -5 Kuwait
APS5 QT Army Prepositioned Stocks -5 Qatar
BAE British Aerospace
BD Business Development
BOS Base Operations Support
CAGR Compounded Annual Growth Rate
CapEx Capital Expenditure
CBO Congressional Budget Office
CEO Chief Executive Officer
CFO Chief Financial Officer
CIM Confidential Information Memorandum
CMMI Capability Maturity Model Integration
COO Chief Operating Officer
CTSS Communication Technical Support Services
DoD Department of Defense
DoE Department of Energy
EBITDA
Earnings Before Interest, Taxes, Depreciation, and
Amortization
EPS Earnings per Share
FRD Fleet Readiness Directorate
FSET Fleet Systems Engineering Team
GAAP Generally Accepted Accounting Principles
G&A General & Administrative Expense
GAO Government Accountability Office
HQ Headquarters
ISO International Organization for Standardization
IDIQ Indefinite Delivery/Indefinite Quantity
IRAD Independent Research and Development
ISR Intelligence, Surveillance, and Reconnaissance
IT Information Technology
Kaiserslautern TMC Kaiserslautern Total Maintenance Contract
K-BOSSS Kuwait Base Operations Support and Security Services
KBR Kellogg, Brown & Root
KMOD Kuwait Ministry of Defense
MBA Master of Business Administration
MCLOGSS Marine Corps Logistics Support Services
NETCOM U.S. Army Network Enterprise Technology Command
NTP Notice to Proceed
NYSE New York Stock Exchange
O&M Operations & Maintenance
OCO Overseas Contingency Operations
OMDAC-SWACA
Operations, Maintenance & Defense of Army
Communications-Southwest Asia and Central Asia
OMB Office of Management and Budget
Op Opportunities
OPMAS-E Operations Maintenance and Supply – Europe
Qatar BOSS Qatar Base Operation Support Services
Q&A Question & Answer
SG&A Selling, General & Administrative Expense
SPAWAR Space and Naval Warfare Systems Command
SVP Senior Vice President
SWA Southwest Asia
TARS Tethered Aerostat  Radar System
TBD To Be Determined
TSBMC Turkey Spain Base Maintenance Contract
USARCENT U.S. Army Central
USCENTCOM U.S. Central Command
USG U.S. Government
VEC Vectrus Stock Symbol
XLS Exelis Stock Symbol
YE Year End
YTD Year-to-Date
ACRONYM CHART

BOARD OF DIRECTORS

Name Background
Louis Giuliano
Chairman of the
Board
•
Director, Accudyne Industries
•
Chairman of the Board, Meadowkirk Retreat
Center
•
Former Chairman, U.S. Post Office Board of
Governors
•
Senior Advisor, The Carlyle Group
•
Former Chairman, CEO & President, ITT
Corporation
Stephen
Waechter
Director & Chair,
Audit
•
Chair, Audit Committee, Social & Scientific
Systems, Inc.
•
Chair, Audit Committee for CareFirst, Inc.
•
Member, Executive, Strategic Planning &
Nominating Committees, CareFirst, Inc.
•
Former Vice President, Business Operations &
Chief Financial Officer, ARINC Incorporated
•
Former Executive Vice President & Chief
Financial Officer, CACI
Bradford Boston
Director & Chair,
Comp & Personnel
•
Director, NetNumber, Inc
•
Chair, Comp. Committee & Audit Committee
Member, Aap3, Inc.
•
President & Chief Executive Officer,
NetNumber Inc.
•
Former Senior Vice President, Global
Government Solutions & Corporate Security
Programs Office, Cisco Systems, Inc.
Eric Pillmore
Director & Chair,
Nom & Gov
•
Director, Cardone Industries, Focus on the
Family, & the CEO Forum
•
Former Senior Advisor, Center for Corporate
Governance of Deloitte LLP
•
Former Senior Vice President, Corporate
Governance, Tyco International Corporation
•
Former SVP and CFO - General Instrument
Corp.
Name Background
William Murdy
Director
•
Chair, Comp. Committee & Audit Committee
Member, UIL Holdings
•
Chair, Comp. Committee & Nominating
Committee Member, Kaiser Aluminum
•
Comp. Committee & Strategic Committee,
LSB Industries, Inc.
•
Former Chairman & Chief Executive Officer,
Comfort Systems U.S.A.
Mel Parker
Director
•
President, North America, Brink’s Company
•
Director, Board of the National Black MBA
Association
•
Member, Executive Leadership Council
•
Former Vice President & General Manager,
North America Consumer & Small Business
Division, Dell, Inc.
Mary Howell
Director
•
Director, Esterline Corporation
•
Executive Committee, Atlantic Council
•
Chair, Development Committee, Philips
Collection
•
Chief Executive Officer, Howell Strategy Group
•
Former Executive Vice President, Textron Inc.
Phillip Widman
Director
•
Chair, Audit Committee & Risk Oversight
Committee Member, Sturm, Ruger & Co, Inc.
•
Audit Committee Member, Harsco Corporation
•
Former Senior Vice President & Chief
Financial Officer, Terex Corporation
•
Former Executive Vice President & Chief
Financial Officer, Philip Services Corporation